PHL VARIABLE INSURANCE COMPANY

Prospectus Supplement Dated April 29, 2024 to the Prospectus for Each Variable Annuity and

Variable Life Insurance Contract Listed Below

PHL Variable Accumulation Account

Phoenix Dimensions

Phoenix Investor’s Edge

Phoenix Asset Manager

Phoenix Premium Edge

Phoenix Income Choice

Retirement Planner’s Edge

Freedom Edge

Phoenix Flexible Retirement Choice

PHL Variable Accumulation Account II Phoenix Portfolio Advisor	PHLVIC Variable Universal Life Account Phoenix Benefit Choice VUL Phoenix Joint Edge VUL Phoenix Express VUL The Phoenix Edge SVUL The Phoenix Edge VUL Flex Edge Success Phoenix Executive VUL

In this supplement, “PHL Variable” refers to PHL Variable Insurance Company, “contract” refers to each of the variable contracts listed above, and “Separate Account” refers to the applicable separate account for a contract. Please retain this supplement for future reference.

Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable has continued to deteriorate due to mortality trends and economic conditions. As of December 31, 2023, PHL Variable’s total adjusted capital was at the mandatory control level based on the risk-based capital calculation required of insurance entities by the Connecticut Insurance Department, exposing PHL Variable to the risk of regulatory action, which may include placing PHL Variable into receivership. Management has evaluated PHL Variable’s condition and concluded that there is substantial doubt about PHL Variable’s ability to continue as a going concern.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts held in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under the contract as they become due.

In March 2023, PHL Variable consented to administrative supervision by the Connecticut Insurance Commissioner (the “Commissioner”) of the Connecticut Insurance Department (the “Consent Order of Administrative Supervision”). PHL Variable’s financial strength and claims-paying ability was the primary reason and concern for it being placed under administrative supervision, pursuant to which, the Commissioner provides increased supervision and regulatory oversight. Under Connecticut law, administrative supervision represents a lesser invasive regulatory action than other regulatory actions available to the Commissioner when dealing with financially-stressed insurance entities. In general, for so long as PHL Variable remains subject to such supervision and regulatory oversight, PHL Variable will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. Since entering into the Consent Order of Administrative Supervision, PHL Variable and the Connecticut Insurance Department have been in regular communication regarding PHL Variable’s financial condition. While under administrative supervision, PHL Variable continues to be responsible for its contractual obligations to contract owners and, as of the date of this supplement, remains current with all contractual guarantees and benefit payments.

However, since March 2023, PHL Variable has continued to face significant financial challenges and uncertainties. PHL Variable is financially stressed largely due to higher-than-expected mortality trends in its older-age universal life insurance business and significant volatility in claims. In addition, macro-economic conditions, including interest rate fluctuations, hardened reinsurance markets, and tightening credit spreads, among other challenging factors, have negatively impacted PHL Variable’s overall financial condition. PHL Variable has incurred a net loss of $173 million for the year ended December 31, 2023, with capital and surplus declining to $(135) million as of December 31, 2023. As of December 31, 2023, PHL Variable’s risk-based capital (RBC) ratio dropped to a mandatory control level under state law. PHL Variable continues to explore options to improve its financial condition, though its options remain limited. PHL Variable already ceased underwriting activities in 2019. Management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. However, no assurance can be given that management will be successful in executing upon on any of these financial alternatives.

Furthermore, with respect to PHL Variable’s financial statements, PHL Variable cannot take full reserve credits. Most notably, PHL Variable has a reinsurance agreement with Concord Re, Inc. (“Concord”), a wholly-owned subsidiary of PHL Variable, pursuant to which

PHL Variable transferred the economic risk under its life insurance and annuity products to Concord. During 2023, the value of the underlying collateral supporting the reinsurance agreement declined significantly, such that Concord’s capital and surplus was negative as of December 31, 2023. In addition, the PHL Variable subsidiary that provides Concord with capital support pursuant to an intercompany agreement (Palisado Re Inc.) also had negative capital and surplus as of December 31, 2023. As a result, PHL Variable cannot take a full reserve credit related to the Concord reinsurance agreement, resulting in a reserve credit impairment charge of $176 million for the year ended December 31, 2023.

Based on PHL Variable’s current financial condition, PHL Variable is statutorily insolvent. Management estimates that PHL Variable has sufficient assets and liquidity to satisfy its contractual obligations through approximately 2038. However, the present value of expected policyholder and other obligations in excess of assets supporting those obligations beyond 2038 is projected to be less than 10% of total liabilities as of December 31, 2023. Readers should be cautioned that these estimates involve actuarial assumptions and the exercise of significant judgment that could prove incorrect. As a result, PHL Variable’s assets may become insufficient to meet its contractual obligations sooner, even significantly sooner, than 2038. Furthermore, regardless of PHL Variable’s remaining assets and liquidity, PHL Variable may be placed into receivership by the Commissioner, as discussed below.

Risk of Receivership. The Commissioner may decide to take control of PHL Variable by seeking a court order that places PHL Variable into receivership. The receivership order would likely direct the Commissioner to take possession and control of all or part of the property, books, accounts, documents, and other records of the insurer, and the directors and officers of the insurer would be automatically dismissed. Subject to the review powers of the court, a rehabilitation plan would be devised to correct the difficulties that led to the insurer being placed in receivership and potentially return it to the marketplace. The Commissioner, subject to the review powers of the court, would need to determine whether a rehabilitation of the insurer is likely to be successful, or if its problems are so severe that the appropriate course of action is to liquidate the insurer.

As of the date of this supplement, it remains uncertain whether and when PHL Variable will be placed into receivership by the Commissioner, though it is possible that it could occur in the next 12 months. Given the financial condition of PHL Variable, exposing it to potential regulatory action, management has concluded that there is substantial doubt about PHL Variable’s ability to continue as a going concern.

In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Commissioner would have broad authority in the management of PHL Variable’s business and affairs. Upon court approval, the Commissioner could pursue either a plan of rehabilitation or a liquidation in accordance with state law. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced. There is no way to predict the outcome of a receivership with certainty.

The Separate Account (i.e., the segregated asset account supporting the variable investment options under the contract) remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support the contract’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences for you.

Financial statements for PHL Variable and/or the Separate Account have been separately provided to you as required by applicable law. Financial statements for PHL Variable and the Separate Account are also available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments or premium payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

Questions regarding this supplement may be directed to the Customer Service Center at 1-877-800-2445 Monday through Friday from 9:00am to 4:30pm (EST).

Prospectus Supplement (497)

PHL Variable Accumulation Account: 333- 123040; 333-68164; 333-82912; 333-95611; 333-48140; 333-78761; 333-152905	PHL Variable Accumulation Account II: 333-147565	PHLVIC Variable Universal Life Account: 333-143656; 333-149105; 333-119916; 333-76778; 333-81458; 333-65823; 333- 152389